================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                 October 2, 2003


                           RANGE RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                      0-9592                34-1312571
-------------------------------     ----------------     ----------------------
(State or other jurisdiction of       (Commission             (IRS Employer
        incorporation)                File Number)         Identification No.)


       777 MAIN STREET, SUITE 800
            FT. WORTH, TEXAS                              76102
   -----------------------------------          ---------------------------
    (Address of principal executive                     (Zip Code)
                offices)



       Registrant's telephone number, including area code: (817) 870-2601



  (Former name or former address, if changed since last report): Not applicable

ITEM 9. REGULATION FD DISCLOSURE

         On October 2, 2003, Range Resources Corporation issued a press release announcing its debt information as of September 30, 2003. A copy of this press release is being furnished as an exhibit to this report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

                  99.1     Press Release dated October 2, 2003

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         RANGE RESOURCES CORPORATION




                                         By: /s/ROGER S. MANNY
                                            -----------------------------------
                                             Roger S. Manny
                                             Chief Financial Officer


Date: October 3, 2003

                                  EXHIBIT INDEX


 EXHIBIT NUMBER             DESCRIPTION
 --------------             -----------
    99.1                    Press Release dated October 2, 2003